UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Accenture Tower Loan
On November 2, 2020, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary (the “Accenture Tower Borrower”), entered into a loan facility with U.S. Bank, National Association, as administrative agent (the “Agent”), joint lead arranger and co-book runner; Bank of America, N.A., as syndication agent, joint lead arranger and co-book runner; and each of the financial institutions signatory thereto as lenders (as amended and modified, the “Accenture Tower Loan”). The current lenders under the Accenture Tower Loan are U.S. Bank, National Association, Bank of America, N.A., Deutsche Pfandbriefbank AG and the National Bank of Kuwait S.A.K.P. Grand Caymans Branch (the “Accenture Tower Lenders”). The Accenture Tower Loan is secured by Accenture Tower (the “Property”).
On December 18, 2024, KBS REIT III, through the Accenture Tower Borrower, entered into a third extension agreement with the Accenture Tower Lenders (the “Third Extension Agreement”) to extend the maturity date of the Accenture Tower Loan to December 20, 2024. Under the Third Extension Agreement, the Agent and the Accenture Tower Lenders waived the requirement for KBS REIT Properties III, LLC (“REIT Properties III”), KBS REIT III’s indirect wholly owned subsidiary, as guarantor, to satisfy the net worth covenant, the leverage ratio covenant and the EBITDA to fixed charges ratio covenant through the extended maturity date of December 20, 2024.
On December 20, 2024, KBS REIT III, through the Accenture Tower Borrower, entered into a fourth modification agreement with the Accenture Tower Lenders (the “Fourth Modification Agreement”). Pursuant to the Fourth Modification Agreement, the Accenture Tower Lenders agreed to extend the maturity date of the Accenture Tower Loan to November 2, 2026, with an additional 12-month extension option available pursuant to the loan agreement, subject to certain terms and conditions contained in the loan documents.
Prior to the Fourth Modification Agreement, the Accenture Tower Loan bore interest at the one-month Secured Overnight Financing Rate (“Term SOFR”) plus 235 basis points. Pursuant to the Fourth Modification Agreement, the Accenture Tower Loan bears interest at one-month Term SOFR plus 300 basis points.
As of December 20, 2024, the outstanding principal balance of the Accenture Tower Loan was $306.0 million. The Fourth Modification Agreement converted all of the outstanding indebtedness under the Accenture Tower Loan into non-revolving, term debt and provides that any future funding advanced under the loan will be non-revolving, term debt. Pursuant to the Fourth Modification Agreement, the aggregate commitment under the Accenture Tower Loan was increased to $322.0 million, consisting of the outstanding principal balance of $306.0 million and $16.0 million of new funding (“New Availability”) that may be advanced in accordance with, and subject to the terms and conditions of, the Fourth Modification Agreement. Subject to the terms and conditions in the Fourth Modification Agreement, proceeds from the New Availability may be used solely for approved tenant improvements, leasing commissions and capital improvement costs, certain approved monthly operating shortfall amounts at the Property, taxes and insurance attributable to the Property, or other capital expenditures related to the Property, and the New Funding is only available to the extent there are not sufficient funds available from the Cash Sweep Collateral Account (defined below).
The Fourth Modification Agreement provides that 100% of excess cash flow (the “Accenture Tower Excess Cash Flow”) from the Property be deposited monthly into a cash collateral account maintained with the Agent in the name of the Accenture Tower Borrower (the “Cash Sweep Collateral Account”). Funds may not be withdrawn from the Cash Sweep Collateral Account without the prior written consent of the Agent. So long as no default exists under the Accenture Tower Loan and subject to the terms and conditions in the Fourth Modification Agreement, the Accenture Tower Borrower will be permitted to withdraw funds from the Cash Sweep Collateral Account for the payment or reimbursement of (i) approved tenant improvements, leasing commissions and capital improvement costs, (ii) monthly operating shortfall amounts at the Property, (iii) taxes and insurance attributable to the Property and (iv) certain other cash flow needs of the Accenture Tower Borrower. Upon the occurrence and during the continuance of a default and on the maturity date, the Agent has the right to withdraw funds from the Cash Sweep Collateral Account and/or other required accounts and apply such funds to any due and payable obligations of the Accenture Tower Borrower. “Accenture Tower Excess Cash Flow” for any calendar month means an amount equal to (i) gross revenues from the Property less (ii) provided that a default does not exist (a) approved operating expenses of the Property, (b) principal and interest paid with respect to the Accenture Tower Loan, and (c) in certain cases, a limited amount of REIT-level general and administrative expenses, Permitted Asset Management Fees, approved tenant improvements, leasing commissions and capital improvement costs and legal fees related to the Accenture Tower Loan.

The Fourth Modification Agreement restricts the Accenture Tower Borrower, REIT Properties III, KBS Limited Partnership III (the “Operating Partnership”) and KBS REIT III from making Restricted Payments (as defined below) without the prior consent of the required Accenture Tower Lenders. Notwithstanding the foregoing, (i) KBS REIT III may pay KBS Capital Advisors LLC (the “Advisor”) 90% of the asset management fees associated with the Property (“Permitted Asset Management Fees”) (with the remaining 10% of the asset management fees associated with the Property being deferred until the Accenture Tower Borrower has paid in full its obligations under the Accenture Tower Loan) and (ii) the Accenture Tower Borrower may distribute to KBS REIT III certain REIT-level general and administrative expenses allocated to the Property, provided that in each case no such payments may be made without the consent of the required Accenture Tower Lenders during the occurrence and continuance of a noticed default that has not been cured or waived, if the Agent has delivered to the Accenture Tower Borrower a reservation of rights or similar letter relating to a default that has not be waived or if the Agent determines a monthly operating shortfall exists at the Property. Further, provided no event of default exists, REIT Properties III, the Operating Partnership and KBS REIT III may make Restricted Payments as necessary for KBS REIT III to maintain its status as a real estate investment trust for federal income tax purposes and to avoid any liability for federal and state income or excise taxes. “Restricted Payments” include (a) any distribution, dividend or redemption with respect to any equity interests in the Accenture Tower Borrower or the direct or indirect owners of the Accenture Tower Borrower, (b) any payment on account of the purchase, redemption, cancellation or termination of any equity interests in the Accenture Tower Borrower or the direct or indirect owners of the Accenture Tower Borrower or any option, warrant or other right to acquire any equity interest in the Accenture Tower Borrower or any direct or indirect owners of Accenture Tower Borrower, or (c) any other payment by the Accenture Tower Borrower to its direct or indirect owners or any person that controls the Accenture Tower Borrower including, without limitation, the payment of any asset management fees or general or administrative expenses.
The Fourth Modification Agreement requires the Accenture Tower Borrower to maintain a debt service coverage ratio and REIT Properties III, as guarantor, to satisfy the EBITDA to interest charges ratio covenant, subject to certain terms and conditions in the loan documents, commencing with the December 31, 2024 calendar quarter reporting period. Additionally, pursuant to the Fourth Modification Agreement, neither Accenture Tower Borrower nor REIT Properties III may enter into any new swaps.
Additionally, the Fourth Modification Agreement provides that a default will occur under the Accenture Tower Loan (i) if a written demand for payment following a default is delivered to REIT Properties III and not paid when due under (a) any loan facility under which REIT Properties III is a guarantor or borrower or (b) any other indebtedness of REIT Properties III where the demand made is greater than $5.0 million and the required Accenture Tower Lenders elect to call a default or (ii) if any pledge documents are entered into with respect to the membership interests of the Accenture Tower Borrower or its direct owner that are not in compliance with the terms and conditions of the Fourth Modification Agreement.
In connection with the Fourth Modification Agreement, the Accenture Tower Borrower paid the Accenture Tower Lenders a loan modification fee of $995,600, paid the Agent an administrative fee of $100,000 and paid certain legal and other costs of the Agent and the Accenture Tower Lenders. The Accenture Tower Borrower also agreed to pay the Accenture Tower Lenders an exit fee in the amount of $650,000, which is due on the earliest to occur of the maturity date and the repayment of the loan in full.
REIT Properties III is providing a guaranty of (i) payment of, and agrees to protect, defend, indemnify and hold harmless the Agent and the Accenture Tower Lenders for, from and against, any liability, obligation, loss, damage, costs and expenses (including reasonable attorney’s fees), and any litigation which may at any time be imposed upon, incurred or suffered by the Agent or Accenture Tower Lenders because of (a) certain intentional acts committed by the Accenture Tower Borrower, (b) fraud or intentional misrepresentations by the Accenture Tower Borrower or REIT Properties III in connection with the loan documents, and (c) certain bankruptcy or insolvency proceedings under state or federal law; (ii) payment for liability related to certain environmental matters; and (iii) full payment of all obligations under the Accenture Tower Loan in the event of (a) certain bankruptcy or insolvency proceedings related to the Accenture Tower Borrower, REIT Properties III, any of their direct or indirect members or the Property, (b) the failure of the Accenture Tower Borrower, its direct owner or REIT Properties III to comply with certain requirements of the Accenture Tower Loan documents or (c) certain bad faith interference or claims by the Accenture Tower Borrower, REIT Properties III or any of their affiliates following a default under the Accenture Tower Loan, the enforcement of rights or remedies under the loan documents or litigation related thereto. In addition, REIT Properties III is providing a principal guaranty of 25% of the outstanding balance of the Accenture Tower Loan, a guaranty of obligations under certain swaps and a guaranty of payment of reasonable fees and expenses of legal counsel in connection with the enforcement of the guaranty.
Amendment to Advisory Agreement
In connection with the Fourth Modification Agreement, on December 20, 2024, KBS REIT III and the Advisor entered into an amendment to the advisory agreement between the parties to defer a portion of the asset management fee associated with the Property as described above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information in this Report set forth under Item 1.01 regarding the Accenture Tower Loan is incorporated herein by reference.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about KBS REIT III’s plans, strategies and prospects, including its ability to comply with any terms, conditions, obligations or covenants contained in any agreements related to debt obligations. These statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2023, in Part II, Item 1A of KBS REIT III’s Quarterly Reports on Form 10-Q and in KBS REIT III’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2024.
As a result of the upcoming maturity of one of KBS REIT III’s portfolio loan facilities, the challenging commercial real estate lending environment, the current interest rate environment, leasing challenges in certain markets where KBS REIT III owns properties and the lack of transaction volume in the U.S. office market as well as general market instability, there is substantial doubt as to KBS REIT III’s ability to continue as a going concern for at least a year from November 14, 2024. KBS REIT III may also be adversely affected if it is unable to satisfy certain covenants or other terms and conditions contained in its loan agreements. Certain of KBS REIT III’s loan agreements require KBS REIT III to satisfy conditions that are not in its sole control, including making required principal paydowns of the loans and KBS REIT III taking identified actions relating to its portfolio. There is no assurance that KBS REIT III will be able to satisfy these terms and conditions or the terms and conditions of any future extension or refinancing agreement that is entered into. If KBS REIT III is unable to refinance or extend the upcoming maturity of one of its portfolio loan facilities, make required paydowns under certain loans or satisfy certain covenants and conditions in its loan agreements, the lenders may seek to foreclose on the underlying collateral. Moreover, KBS REIT III’s loan agreements contain cross default provisions, including that certain events of default or the failure of one or more of KBS REIT III’s subsidiaries to pay debt as it matures under one debt facility may trigger the acceleration of KBS REIT III’s indebtedness under other debt facilities. If KBS REIT III is unable to successfully refinance or restructure the upcoming maturity of one of its portfolio loan facilities or unable to meet the conditions of its loan agreements, KBS REIT III may seek the protection of the bankruptcy court to implement a restructuring plan, which would constitute an event of default under KBS REIT III’s loan agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: December 23, 2024	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary